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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-KA

                                (AMENDMENT NO. 1)
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):       April 30, 1997


                         HIGHLANDS INSURANCE GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-14028               75-2370945
(State or Other Jurisdiction of      (Commission           (IRS Employer
 Incorporation or Organization)      File Number)        Identification No.)

10370 Richmond Avenue                                             77042
Houston, Texas                                                  (Zip Code)
(Address of Principal Executive Offices)


                                 (713) 952-9555
              (Registrant's telephone number, including area code)




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Item 2. Acquisition or Disposition of Assets.

On May 15, 1997, Highlands Insurance Group, Inc., a Delaware Corporation ("Highlands") filed with the Securities and Exchange Commission a Report of Form 8-K (the "Initial 8-K Report") with respect to Highlands' acquisition of Vik Brothers Insurance, Inc. and its subsidiaries. This amendment is being filed for the purpose of including additional exhibits and should be read in conjunction with the Initial 8-K Report.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired:

(b) Pro Forma Financial Information

Financial statements of business acquired and the pro forma information required to be filed are not attached to this form 8-KA and will be filed by amendment not later than 60 days after the date that the Initial 8-K Report was required to be filed.

(c)  Exhibits

     The following Exhibits are included herewith:

4.1 Stockholders Agreement among Highlands Insurance Group, Inc., Insurance Partners, L.P., Insurance Partners Offshore (Bermuda) L.P., The Scandinavia Company, Erik M. Vik and Manoeuvre Ltd.

4.2 Form of Amendment Number 1 to 10% Convertible Subordinated Debenture, Due December 31, 2005 of Highlands Insurance Group, Inc.

4.3 Form of Amendment Number 1 to 10% Convertible Subordinated Debenture, Series 2, Due December 31, 2005 of Highlands Insurance Group, Inc.

4.4  Form of Amendment Number 1 to Common Stock Subscription Warrant, Series A

4.5  Form of Amendment Number 1 to Common Stock Subscription Warrant, Series B

4.6  Form of Amendment Number 1 to Common Stock Subscription Warrant, Series A-2

4.7  Form of Amendment Number 1 to Common Stock Subscription Warrant, Series B-2


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         HIGHLANDS INSURANCE GROUP, INC.



June 10, 1997                     By: /s/   Stephen J. Greenberg
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                                            Stephen J. Greenberg
                                            Vice President and Secretary


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